UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2008

Foot Locker, Inc.
(Exact Name of Registrant as Specified in its Charter)

New York	1-10299	13-3513936
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

112 West 34th Street, New York, New York	10120
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 212-720-3700

Former Name/Address
(Former name or former address, if changed from last report)
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

          (e) On April 23, 2008, Foot Locker, Inc. (the “Company”) entered into a new employment agreement with each of Richard T. Mina, as President and Chief Executive Officer of Foot Locker, Inc. – U.S.A., and Ronald J. Halls, as President and Chief Executive Officer of Foot Locker, Inc. – International, in the form attached hereto as Exhibit 10.1, which is incorporated herein in its entirety. The new agreements extend the terms of the executives’ employment through January 30, 2010. The agreements will automatically renew for additional one-year periods unless notice of non-renewal is provided by the Company three months prior to the end of the applicable term. The new agreements also include other changes made to comply with Sections 409A and 162(m) of the Internal Revenue Code.

Item 9.01.       Financial Statements and Exhibits

(c)        Exhibits

10.1      Form of Senior Executive Employment Agreement

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC. (Registrant)

Date: April 29, 2008	By:	/s/ Laurie Petrucci
Senior Vice President – Human Resources